EXHIBIT 32.1

STALAR 2, INC.

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. 1350
(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

I, Steven R. Fox, Chief Executive Officer of Stalar 2, Inc. (the "Registrant") do hereby certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, based upon a review of the Annual Report on Form 10-K for the period September 30, 2009 of the Registrant, as filed with the Securities and Exchange Commission on the date hereof (the "Report"):

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	he information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	December 23, 2009	/s/ Steven R. Fox
Steven R. Fox, as Principal Executive Officer and Principal Financial Officer

 * A signed original of this written statement required by Section 906 has been provided to Stalar 2, Inc. and will be retained by Stalar 2, Inc. and furnished to the Securities Exchange Commission or its staff upon request.